WisdomTree Dreyfus Euro Fund

Supplement Dated June 24, 2011

to the Prospectus Dated December 29, 2010 and

Statement of Additional Information

Dated December 29, 2010, as Revised March 10, 2011

The following information supplements and should be read in conjunction with the Prospectus and Statement of Additional Information for the WisdomTree Dreyfus Euro Fund (the “Fund”).

The Board of Trustees of the Fund has determined that it is in the best interest of the Fund to modify the Fund’s investment objective and strategies and to change the Fund’s name. Effective on or after August 26, 2011, the Fund will be renamed the WisdomTree Dreyfus Euro Debt Fund.

The Fund currently seeks to earn current income reflective of money market rates available to foreign investors within the European Union and to maintain liquidity and preserve capital measured in Euros. Upon implementation of the change, the Fund’s new investment objective will be to seek a high level of total returns consisting of both income and capital appreciation. In pursuing its new investment objective, the Fund will shift its focus from very short-term, Euro-denominated money market instruments to intermediate term, Euro-denominated bonds and other debt obligations. Upon implementation, the Fund will seek to maintain an average portfolio duration of two to seven years.

This change is intended to position the Fund to benefit from the potentially higher income and yields offered by a portfolio of intermediate-term bonds. In addition to the potential benefits, this change will make the Fund more sensitive to interest rate and credit rate risk due to its longer portfolio duration.

The Fund currently pays dividends, if any, on a quarterly basis. Upon implementation of the change, the Fund intends to pay dividends on a monthly basis. The Fund’s expense ratio will not change.

For more information please go to www.wisdomtree.com or call 1-866-909-9473.

WIS-SPA-001-0611

WisdomTree Dreyfus New Zealand Dollar Fund

Supplement Dated June 24, 2011

to the Prospectus dated December 29, 2010 and

Statement of Additional Information

Dated December 29, 2010, as Revised March 10, 2011

The following information supplements and should be read in conjunction with the Prospectus and Statement of Additional Information for the WisdomTree Dreyfus New Zealand Dollar Fund (the “Fund”).

The Board of Trustees of the Fund has determined that it is in the best interest of the Fund to modify the Fund’s investment objective and strategies and to change the Fund’s name. Effective on or after August 26, 2011, the Fund will be renamed the WisdomTree Dreyfus Australia & New Zealand Debt Fund.

The Fund currently seeks to earn current income reflective of money market rates available to foreign investors within New Zealand and changes in value of the New Zealand dollar relative to the U.S. dollar. Upon implementation of the change, the Fund’s new objective will be to seek a high level of total returns consisting of both income and capital appreciation. The Fund will expand its geographic scope to include both Australia and New Zealand. In pursuing its new investment objective, the Fund will shift its focus from very short-term, money market instruments denominated in New Zealand dollars to intermediate-term bonds and other debt obligations denominated in Australian or New Zealand dollars. While the Fund will invest a significant portion of its assets in government obligations the Fund may also invest in corporate debt. Upon implementation, the Fund will seek to maintain an average portfolio duration of two to seven years.

This change is intended to position the Fund to benefit from the potentially higher income and yields offered by a portfolio of intermediate-term bonds. In addition to the potential benefits, this change will make the Fund more sensitive to interest rate risk and credit rate risk due to its longer portfolio duration.

The change will also diversify the Fund’s investments by increasing the Fund’s exposure to bonds and other debt obligations of Australian issuers while decreasing the Fund’s exposure to New Zealand issuers. Although the Fund’s performance after implementation of the change will be tied to conditions in both Australia and New Zealand, the performance of the Fund may be more volatile than the performance of funds that are more geographically diversified.

The Fund currently pays dividends, if any, on an annual basis. Upon implementation of the change, the Fund intends to pay dividends on a monthly basis. The Fund’s expense ratio will not change.

For more information please go to www.wisdomtree.com or call 1-866-909-9473.

WIS-SPB-001-0611